Finance Income and Expenses	6 Months Ended
Jun. 30, 2025
Disclosure Of Detailed Information About Finance Income And Expense [Abstract]
Finance income and expenses

Note 7. Finance income and expenses

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Interest income	1,085	2,892	2,379	6,375
Other financial income	155	102	155	204
Net foreign exchange difference	(7,763)	(185)	(5,565)	1,584
Interest expenses on lease liabilities	(749)	(1,487)	(1,494)	(3,009)
Interest expenses on Convertible Notes	(9,217)	(8,421)	(18,092)	(16,529)
Interest expenses on liabilities to credit institutions	(5,978)	(5,966)	(11,243)	(12,155)
Fair value changes on derivatives	(504)	183	(199)	(745)
Fair value changes on Convertible Notes	(8,592)	23,894	13,506	23,010
Other financial expenses	(353)	(623)	(1,952)	(5,723)
Total finance income and expenses, net	(31,916)	10,389	(22,505)	(6,988)

Interest expense on the Convertible Notes is the nominal coupon rate of 9.25%. Fair value changes on Convertible Notes contains the fair value changes less the coupon rate and changes in credit risk. See Note 13 Fair value of financial instruments and Note 21 Convertible Notes.

Other financial expenses for the six months ended June 30, 2025 and six months ended June 30, 2024 mainly consists of $1.0 million and $5.0 million, respectively, in transaction costs relating to amendments in the Group’s financing arrangements.

See Note 19 Liabilities to credit institutions for further details on the Group’s credit facilities.